UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                FORM 8-K/A

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                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             January 22, 2010

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                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                           0-14690                 47-0648386
(State or other jurisdiction of      (Commission File        (IRS Employer
incorporation)                         Number)         Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.      REGULATION FD DISCLOSURE.

As previously reported by the registrant on the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 21, 2010 (the "Initial Filing"), the registrant issued a press release announcing its upcoming participation in the Stifel Nicolaus 2010 Transportation and Logistics Conference on Wednesday, February 10, 2010. (A copy of such press release was furnished as Exhibit 99.1 to the Initial Filing.)

Subsequent to the Initial Filing, the aforementioned conference notified the registrant of a change to the registrant's conference presentation schedule, and the information contained in the Exhibit 99.1 press release was revised accordingly. The purpose of this Current Report on Form 8-K/A is to disseminate such revised press release to the public. A copy of such revised press release is furnished as Exhibit 99.2 to this amendment.

A live audio webcast of the conference presentations and the investor materials provided by the registrant at the conferences noted in the press release will be available to the public on the respective conference date on the registrant's internet website: www.werner.com, under the "Investor Information" link. The investor materials and replays of the webcast presentations will also be publicly available on such website for a limited period following each particular conference date. Details concerning the conferences, investor materials, webcasts and replays are included in the exhibit.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the press release exhibit to this Form 8-K/A shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section 18, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), unless the registrant expressly states that such information and exhibit are to be considered "filed" under the Exchange Act or incorporates such information and exhibit by specific reference in an Exchange Act or Securities Act filing.

This current report on Form 8-K/A, as well as the investor materials provided by and the oral public statements made by a representative of the registrant during the conference presentations and webcasts announced in this Form 8-K/A and the related press release, may contain forward-looking statements within the meaning of Section 27A of the Securities Act and
Section 21E of the Exchange Act and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are based on information presently available to the registrant's management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the registrant's Annual Report on Form 10-K for the


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year  ended  December 31, 2008 and Quarterly Report on Form  10-Q  for  the
quarterly  period ended March 31, 2009.  For those reasons, undue  reliance
should  not  be  placed on any forward-looking statement.   The  registrant
assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by filing reports with the U.S. Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.
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          99.2      Revised  press  release issued  by  the  registrant  on
                    January 22, 2010, "Werner Enterprises to Participate in
                    Two    Upcoming    Investment   Conferences,    Updated
                    Presentation Schedule"




                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      January 22, 2010             By:  /s/ John J. Steele
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                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      January 22, 2010             By:  /s/ James L. Johnson
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                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary